UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2008
CVR ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33492 (Commission File Number)	61-1512186 (I.R.S. Employer Identification Number)
2277 Plaza Drive, Suite 500
Sugar Land, Texas 77479
(Address of principal executive offices)
Registrant’s telephone number, including area code: (281) 207-3200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
     On February 27, 2008, CVR Partners, LP (the “Partnership”), a consolidated affiliate of CVR Energy, Inc. (the “Company”), issued a press release announcing that the Partnership had filed a registration statement on Form S-1 with the Securities and Exchange Commission on February 27, 2008 (the “Registration Statement”) for an initial public offering of common units representing limited partner interests in the Partnership. The Registration Statement contains information regarding the results of operations and financial condition of the Company’s nitrogen fertilizer business, which is owned and operated by the Partnership, for the 174 days ended June 23, 2005, the 191 days ended December 31, 2005, the year ended December 31, 2006, and the year ended December 31, 2007.
     A copy of the press release issued by the Partnership is attached hereto as Exhibit 99.1. Additionally, two sections from the Registration Statement that include information regarding the results of operations and financial condition of the Company’s nitrogen fertilizer business are attached hereto as exhibits. The “Consolidated Financial Statements” included in the Registration Statement are attached as Exhibit 99.2, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Registration Statement is attached as Exhibit 99.3.
     The information in Item 2.02 of this Current Report on Form 8-K and Exhibits 99.1, 99.2 and 99.3 attached hereto are being furnished pursuant to Item 2.02 of Form 8-K and shall not, except to the extent required by applicable law or regulation, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits.
99.1	Press release, dated February 27, 2008 issued by CVR Partners, LP pertaining to the filing of the registration statement on Form S-1 of CVR Partners, LP dated February 27, 2008.

99.2	Consolidated Financial Statements included in the registration statement on Form S-1 of CVR Partners, LP dated February 27, 2008.

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the registration statement on Form S-1 of CVR Partners, LP dated February 27, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: February 28, 2008

CVR ENERGY, INC.

By:	/s/ Edmund S. Gross

Edmund S. Gross
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Title

99.1	Press release, dated February 27, 2008 issued by CVR Partners, LP pertaining to the filing of the registration statement on Form S-1 of CVR Partners, LP, dated February 27, 2008.

99.2	Consolidated Financial Statements included in the registration statement on Form S-1 of CVR Partners, LP dated February 27, 2008.

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the registration statement on Form S-1 of CVR Partners, LP dated February 27, 2008.